Exhibit 10.12.3

FORM OF PHH CORPORATION
MANAGEMENT INCENTIVE PLAN
2018 AWARD NOTICE
This Award Notice is delivered by PHH Corporation, a Maryland corporation (the “Company”), to ______________ (the “Grantee”). Upon and subject to the terms and conditions below and the terms and conditions of the PHH Corporation 2018 Management Incentive Plan (the “MIP”) and the PHH Corporation 2014 Equity and Incentive Plan (as amended from time to time, the “2014 EIP”), each to the extent applicable, the Company hereby awards to the Grantee a cash incentive bonus (the “Award”) described herein. Capitalized terms used, but not defined, in this Award have the respective meanings ascribed to them in the MIP or the 2014 EIP.

A.	Plan Year (to which the Award relates) means: January 1, 2018 through December 31, 2018.

B.
Target Amount, Targets, and Performance Criteria: In calculating the final amount available for payment under this Award for 2018, the Committee will take into account the results achieved by the Company and its Affiliates against the performance criteria described in Appendix A (the “Performance Criteria”). The Grantee’s individual 2018 MIP goal of $[__________] (the “Target Amount”) will be adjusted based on performance against the Performance Criteria for the Plan Year as approved by the Committee in the manner which is shown in Appendix A. The Grantee’s final MIP award, if any, is subject to Company and individual performance as well as Committee discretion.

Your 2018 MIP is based on Performance Criteria measuring the [_____________] organizational segment based on the role you are in on the date this award is granted. Any changes that might occur to your role and its corresponding organizational segment may result in an adjustment of your Target Amount opportunity and/or the applicable organizational segment Performance Criteria based on the portion of the year which you completed in the respective segments and roles.

Notwithstanding the foregoing, no payment will be made under any award unless (1) the 2019 Business plan demonstrates, in the discretion of the Committee, adequate available liquidity resources to meet the 2019 business liquidity needs and (2) the Company is in compliance with the minimum net worth covenants in its borrowing arrangements.

C.
Impact of Performance on MIP: Subject to the MIP, the 2014 EIP, and the other terms of this Award, the Committee will assess the level of attainment of the Plan Year Performance Criteria set forth in Appendix A based on the “Threshold”, “Target”, and “Maximum” goals provided on Appendix A, as certified by the Committee.

D.
Vesting and Payment: Unless contrary to applicable law and except as provided in this Paragraph D or the MIP, the Grantee will only become vested in the Award if the Grantee is employed by the Company or an Affiliate on the date the Committee certifies the level of achievement of all of the Plan Year Performance Criteria. Except as provided in this Paragraph D or the MIP, if the Committee does not certify the level of achievement of all of the Plan Year Performance Criteria, or if the Grantee is not an employee of the Company or an Affiliate on the date, if any, that such certification occurs, no amount will be payable pursuant to this Award.

If the Grantee is terminated without Cause, the Grantee will be entitled to a pro-rata portion of the final Award based on the number of days worked by the Grantee in the Plan Year over the total number of days in the Plan Year with performance against the Performance Criteria (other than individual Performance Criteria) determined by the Committee for the entire Plan Year and with individual Performance Criteria considered met at the “Target” level.

If the Grantee experiences a Separation from Service with the Company and its Affiliates during the Plan Year due to his death or Disability, the Grantee will be entitled to a pro-rata portion of the final Award based on the number of days worked by the Grantee in the Plan Year over the total number of days in the Plan Year with all Performance Criteria considered met at the “Target” level.

The Change in Control provisions of the MIP, including, without limitation, Section 5.5 thereof, do not apply. If a Change in Control occurs, all Performance Criteria will be considered met at the “Target” level.

Any vested Award amount will be paid in accordance with Section 5.4 of the MIP. Notwithstanding the foregoing, if (1) a Change in Control occurs and the Grantee continues to be employed by the Company or an Affiliate through the end of the Plan Year, any vested Award amount will be paid within sixty (60) days following the end of the Plan Year; (2) a Change in Control occurs and the Grantee is terminated without Cause or resigns for Good Reason, any vested Award amount will be paid within sixty (60) days following such termination; and (3) a Change in Control occurs and the Grantee experiences a Separation from Service with the Company and its Affiliates during the Plan Year due to his death or Disability, any vested Award amount will be paid within sixty (60) days following such termination.

E.
Definitions: For purposes of this Award, “Cause” means any one of the following: (1) a material failure of the Grantee to substantially perform the Grantee’s duties with the Company or its Affiliates (other than failure resulting from incapacity due to physical or mental illness); (2) any act of fraud, misappropriation, dishonesty, embezzlement or similar conduct against, or relating to the assets of, the Company or its Affiliates; (3) conviction (or plea of nolo contendere) of a felony or any crime involving moral turpitude; (4) repeated instances of negligence in the performance of the Grantee’s job or any instance of gross negligence in the performance of the Grantee’s duties as an employee of the Company or one of its Affiliates; (5) any breach by the Grantee of any fiduciary obligation owed to the Company or any Affiliate or any material element of the Company’s Code of Business Ethics and Conduct or other applicable workplace policies; or (6) failure by the Grantee to perform the Grantee’s job duties for the Company or any Affiliate to the best of the Grantee’s ability and in accordance with reasonable instructions and directions from the Board of Directors or its designee, and the reasonable workplace policies and procedures established by the Company or any Affiliate, as applicable, from time to time.

For purposes of this Award, “Disability” means the Grantee is (1) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Affiliates is (1) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (2) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Affiliates.

For purposes of this Award, “Good Reason” means any one of the following: (1) a material diminution in the Grantee’s base compensation (from the amount in effect on the date of the applicable Change in Control); (2) a material diminution in authority, duties, or responsibilities of the Grantee; (3) a material diminution in the budget over which the Grantee retains authority; (4) a material change in the geographic location at which the Grantee is required to perform services; or (5) any other action or inaction that constitutes a material breach of this Award; provided, however, that for the Grantee to be able to resign for “Good Reason,” the Grantee must give the Company notice of the above conditions within 90 days after the condition first exists, the Company must not have not remedied the condition within 30 days after receiving written notice, and the Grantee must resign within 60 days after the Company’s failure to remedy.

F.
Committee Discretion: The Committee may exercise discretion to reduce or increase the amount payable under this Award only prior to the occurrence of a Change in Control. Such discretion may be exercised based on the factors the Committee deems necessary or appropriate in its sole and absolute discretion. Notwithstanding the foregoing, the implementation of any adjustment to an Award shall be made pursuant to parameters established by the Committee prior to the Change in Control, if any.

PHH CORPORATION

By: ____________________________________                 Name: Robert B. Crowl
Title: President and CEO, PHH Corporation

2018 Award Notice, Appendix A
COMPANY PERFORMANCE CRITERIA, Listed by Organizational Segment

PERFORMANCE CRITERIA	WEIGHT	LEVEL OF ACHIEVEMENT		PAYOUT PERCENTAGE (% OF WEIGHT)
SERVICING
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
PORTFOLIO RETENTION
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
ENABLING FUNCTIONS
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
[***]	[TBD]%	Maximum	[***]	150%
		Target	[***]	100%
		Threshold	[***]	50%
INDIVIDUAL PERFORMANCE CRITERIA
Individual performance against personal objectives (MBOs) that are separately communicated to the Grantee	50%	The Committee may exercise discretion to reduce or increase the amount payable.
TOTAL WEIGHT	100%
The Payout Percentage for a level of achievement of a Plan Year Performance Criteria as certified by the Committee that is between the “Threshold” level and the lowest “Target” level or between the highest “Target” level and the “Maximum” level, as applicable will be determined based on straight-line interpolation. No interpolation will occur for achievement of any Plan Year Performance Criteria in excess of the “Maximum” level.

__________________
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3